UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2026

Digi Power X Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada

(State or other jurisdiction of incorporation)

001-40527	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

110 Yonge Street, Suite 1601

Toronto, Ontario M5C 1T4
(Address of principal executive offices and zip code)

(818) 280-9758

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Subordinate Voting Shares	DGXX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on May 30, 2025, Digi Power X Inc., a British Columbia corporation (the “Company”), entered into an at-the-market sales agreement (the “Original ATM Agreement”) with A.G.P. / Alliance Global Partners (the “Agent”), to create an at-the-market equity program (the “ATM Program”) under which the Company may, from time to time, offer and sell its subordinate voting shares, no par value (“SV Shares”).

On April 9, 2026, the Company entered into an amended and restated sales agreement with the Agent (the “ATM Agreement”), which amends and restates the Original ATM Agreement in its entirety. Pursuant to the ATM Agreement, the Company may, but has no obligation to, issue and sell from time to time such number of SV Shares to or through the Agent, initially having an aggregate offering price of up to US$75 million.

Any SV Shares sold to or through the Agent under the ATM Agreement will be issued pursuant to a prospectus supplement initially filed with the SEC on April 9, 2026 filed with the SEC (the “Prospectus Supplement”) as part of the Company’s registration statement on Form S-3 that was initially filed on April 9, 2026, in connection with one or more offerings of the SV Shares pursuant to the Prospectus Supplement. Subject to the terms and conditions of the ATM Agreement, the Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state, provincial and federal laws, rules and regulations to sell SV Shares from time to time, based upon the Company’s instructions. Sales of SV Shares, if any, under the ATM Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made by means of ordinary brokers’ transactions (including directly on the Nasdaq Capital Market), at market prices or as otherwise agreed between the Company and the Agent. The Agent is not under any obligation to purchase any SV Shares on a principal basis pursuant to the ATM Agreement, except as otherwise agreed by the Agent and the Company in writing pursuant to a placement notice. The Company has no obligation to sell any SV Shares and may at any time suspend sales of SV Shares under the ATM Agreement or terminate the ATM Agreement. If agreed to in a separate terms agreement, the Agent may also sell SV Shares in negotiated transactions with the Company’s prior approval. The offer and sale of the SV Shares pursuant to the ATM Agreement will terminate upon the earlier of (a) the issuance and sale of all of the SV Shares subject to the ATM Agreement or (b) the termination of the ATM Agreement by the Agent or the Company pursuant to the terms thereof. The Company has no obligation to sell any of the SV Shares, and may at any time suspend offers under the ATM Agreement or terminate the ATM Agreement.

The Company has provided the Agent with customary indemnification rights, and the Agent will be entitled to a commission at a commission rate of up to 3.0% of the aggregate gross proceeds from each sale of SV Shares under the ATM Program. The ATM Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The ATM Agreement contains customary representations, warranties and covenants by the Company, customary conditions to the obligations of the Agent, other obligations of the parties, indemnification obligations of the Company and the Agent, including for liabilities under the Securities Act, and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and termination provisions. The representations, warranties and covenants contained in the ATM Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the ATM Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the ATM Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the ATM Agreement, and this subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Agent and its affiliates may in the future provide various advisory, investment and commercial banking and other services to the Company in the ordinary course of business, for which it may receive customary fees and commissions.

The description of the ATM Agreement set forth above in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the ATM Agreement, a copy of which is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 1.1 and is incorporated by reference herein.

MLT Aikins LLP has issued an opinion to the Company, dated April 9, 2026, relating to the validity of the SV Shares to be issued and sold pursuant to the ATM Agreement, a copy of which is filed as Exhibit 5.1 to this Current Report.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 7.01. Regulation FD Disclosure.

On April 9, 2026, the Company filed with the Canadian Securities Regulatory Authorities on the System for Electronic Data Analysis and Retrieval + a material change report (the “Material Change Report”) that included a copy of a press release announcing the Company’s entry into the ATM Agreement. A copy of the Material Change Report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1*	Amended and Restated Sales Agreement, dated April 9, 2026 (incorporated by reference to Exhibit 1.2 to Digi Power X Inc.’s Registration Statement on Form S-3 (No. 333-294953) filed with the SEC on April 9, 2026)
5.1	Opinion of MLT Aikins LLP (incorporated by reference to Exhibit 5.4 to Digi Power X Inc.’s Registration Statement on Form S-3 (No. 333-294953) filed with the SEC on April 9, 2026)
23.1	Consent of MLT Aikins LLP (contained in Exhibit 5.1)
99.1	Material Change Report, dated April 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain confidential information has been redacted pursuant to Items 601(a)(6) and 601(b)(10)(iv) of Regulation S-K. The Company will furnish supplementally a copy of any redacted information to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGI POWER X INC.

	By:	/s/ Michel Amar
		Name:	Michel Amar
		Title:	Chief Executive Officer
Date: April 9, 2026

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